GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2014
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

NOTE 7 — GOODWILL AND INTANGIBLE ASSETS

The change in balance for goodwill during the year is as follows:

	2014	2013	2012
Beginning of year	$13,116,710	$13,116,710	$13,116,710
Acquired goodwill	—	—	—
Impairment	—	—	—

End of year	$13,116,710	$13,116,710	$13,116,710

Goodwill is not amortized but instead evaluated periodically for impairment. Impairment exists when a reporting unit’s carrying value of goodwill exceeds its fair value, which is determined through a two-step impairment test.  Step 1 includes the determination of the carrying value of our single reporting unit, including the existing goodwill and intangible assets, and estimating the fair value of the reporting unit.  We determined the fair value of our reporting unit and compared it to its carrying amount.  If the carrying amount of a reporting unit exceeds its fair value, we are required to perform a second step to the impairment test.

Our annual impairment analysis as of December 31, 2014 and 2013 indicated that the Step 2 analysis was not necessary.  If needed, Step 2 of the goodwill impairment test is performed to measure the impairment loss.  Step 2 requires that the implied fair value of the reporting unit goodwill be compared to the carrying amount of that goodwill.  If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss shall be recognized in an amount equal to that excess.

Acquired intangible assets were as follows at year-end:

	2014		2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization

Amortized intangible assets:
Core deposit intangibles	$2,530,102	$2,353,102	$2,530,102	$2,213,342

Aggregate amortization expense was $139,760, $214,973 and $233,736 for 2014, 2013 and 2012.

Estimated amortization expense for each of the next five years:

2015	$121,000
2016	56,000
2017	—
2018	—
2019	—